UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2006


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


          Tennessee                   000-22490                   62-1120025
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

            430 Airport Road
         Greeneville, Tennessee                                     37745
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 8.01.
Results of Operations and Financial Condition and Other Events.

     Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release, dated February 13, 2006, announcing, among other things, the financial results of Forward Air Corporation (the "Company") for the quarter and year ended December 31, 2005.

     The February 13, 2006 press release also announced that the Company's Board of Directors declared a quarterly cash dividend of $0.07 per share of common stock, an increase from the quarterly rate of $0.06 per share that had been followed since the first quarter of 2005. The Registrant's fifth cash dividend is payable to common stock shareholders of record at the close of business on March 17, 2006 and is expected to be paid on March 31, 2006.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits. The following exhibit is being furnished as part of this Report.


 Exhibit
  Number                                Description
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   99.1        Press Release of Forward Air Corporation dated February 13, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   FORWARD AIR CORPORATION


Date: February 13, 2006                            By: /s/ Andrew C. Clarke
                                                       -------------------------
                                                       Andrew C. Clarke
                                                       Chief Financial Officer
                                                       and Senior Vice President

                                  EXHIBIT INDEX

    No.                              Exhibit
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   99.1        Press Release of Forward Air Corporation dated February 13, 2006.